SUPPLEMENT TO THE
FIDELITY RETIREMENT
GROWTH FUND
PROSPECTUS
DATED JANUARY 20, 1996
The following information replaces that found in the section entitled "FMR and Its Affiliates" on page 9.
Michael Gordon is manager and vice president of Retirement Growth, which he has managed since March 1996. Previously, he managed Blue Chip Growth, Select Chemicals, and Select Biotechnology, and he assisted on Magellan(registered trademark). Mr. Gordon joined Fidelity in 1987.